Exhibit 10.15


Software Escrow Agreement dated as of March 16, 1999, by and among Personal Cipher Card Corporation, Fort Knox Escrow Services, Inc. and OTI America, Inc.

                                                      Software Escrow Agreement
                                 March 16, 1999

         This Software Escrow Agreement ("Agreement") is made as of the date of signing by all parties, by and between Personal Cipher Card Corporation (Pc3) ("Producer"), Fort Knox Escrow Services, Inc. ("Fort Knox") and OTI America, Inc. ("Licensee").

         1. Preliminary Statements.

         A. Producer and Licensee have entered into a license agreement dated July 3, 1995, as amended by a Supplement dated November 1, 1997, regarding the use by Licensee of certain proprietary technology of the Producer as well as other mutually agreed amendments as were signed by the Producer and the Licensee ("the License Agreement").

         B. It is the policy of Producer not to disclose the source code and related documentation of its proprietary technology except under certain limited circumstances as defined in this Agreement.

         C. Licensee needs access to the proprietary technology of the Producer under certain limited circumstances defined in this Agreement and the License Agreement.

         D. Producer and Licensee desire to establish a software escrow with Fort Knox to provide for the deposit, retention, administration and controlled access of the proprietary technology materials of Producer.

         E. Producer represents to Licensee and Fort Knox that Producer lawfully possesses all of the materials to be deposited and has the right and authority to grant Licensee and Fort Knox the rights as provided in this Agreement.

         F. Producer intends to deliver to Fort Knox a sealed package containing magnetic tapes, disks, disk packs, or other forms of media, in machine readable form, and the written documentation prepared in connection therewith, and any subsequent updates or changes thereto to which the Licensee may become entitled to access under the License Agreement (the "Deposit Materials") for the computer software products (the "System(s)"), all as identified from time to time on Exhibit B hereto. Producer desires Fort Knox to hold the Deposit Materials, and, upon certain events, deliver the Deposit Materials (or a copy thereof) to Licensee, in accordance with the terms hereof.

          Now, therefore, in consideration of the foregoing, of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         2. Deposit of Materials

         (a). Delivery by Producer. Producer shall be solely responsible for delivering to Fort Knox the Deposit Materials listed on an Initial Exhibit B hereto as soon as practicable and not later than five (5) business days from the signing date of this Agreement. Fort Knox shall hold the Deposit Materials in accordance with the terms hereof. Fort Knox shall have no obligation to verify the completeness or accuracy of the Deposit Materials.

         (b). Delivery of Updates. Under the License Agreement modification of updates deposited materials and new releases are subject to creation of supplemental agreements. As part of any supplement agreement it will be agreed to deposit additional materials as appropriate. Fort Knox shall have no obligation to verify the accuracy or completeness of any Additional Deposit or to verify that any Additional Deposit is in fact a copy of the Deposit Materials or any modification, update, or new release thereof.

         (c). Duplication of Deposit Materials. Fort Knox may duplicate the Deposit Materials by any means in order to comply with the terms and provisions of this Agreement, provided that Licensee shall bear the expense of duplication. Alternatively, Fort Knox, by notice to Producer, may require Producer to reasonably promptly duplicate the Deposit Materials.

         (d). Content of Deposit Materials. The Deposit Materials shall consist of a full source language statement of the software and the complete software maintenance documentation and all other materials necessary to allow a reasonably skilled programmer or analyst to maintain, use or operate the software in accordance with the limitations of the License Agreement.

             (dl). The Deposit Materials are subject to all United States laws and regulations relating to exports and to all administrative acts of the United States Government pursuant to such laws and regulations.

         (e). Notification of Deposits. Simultaneous with the delivery to Fort Knox of the Deposit Materials or any Additional Deposit, as the case may be, Producer shall deliver to Fort Knox and to Licensee a written statement specifically identifying all items deposited and stating that the Deposit Materials or any Additional Deposit, as the case may be, so deposited have been inspected by Producer and are complete and accurate.

         (f). Verification of Deposit Materials. Licensee shall have the right, at Licensee's expense and upon execution of a non-disclosure agreement, to cause a verification of any Deposit Materials in accordance with Paragraph 5.7 of this Agreement. No copies or notations of the contents of the Deposit Materials shall be made by Licensee, and all costs of such verification as determined by Fort Knox shall be borne by Licensee.

         (g). Expenses of Escrow and Verification. All expenses of Fort Knox in administering this Agreement and all expenses related to each deposit of Deposit Materials by Producer, including verification, shall be borne by Licensee in accordance with the terns of the License Agreement.

         3. Delivery of Deposit Materials by Fort Knox

         3.1 Delivery by Fort Knox to Licensee. Fort Knox shall deliver the Deposit Materials, or a copy thereof, to Licensee only in the event that:

         (a) Producer notifies Fort Knox to effect such delivery to Licensee at a specific address, the notification being accompanied by a check payable to Fort Knox in the amount of one hundred dollars ($ 100.00), or

         (b) Fort Knox receives from Licensee:

             (i) Written notification that under the limited terms of the License Agreement that Producer has ("Producer Default");

             (1). Become insolvent or generally has failed to pay, or admits in writing its inability to pay, its debts as they become due; or

             (2). Applied for or consents to the appointment of a trustee, receiver or other custodian for Producer, or makes a general assignment for the benefit of its creditor; or

             (3). Been subjected to any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceedings commenced by or against Producer, and if such case or proceeding is not commenced by Producer, it is acquiesced in or remains pending for sixty (60) or more days, or.

             (4) Producer is for any reason of what so ever nature substantially and permanently prevented from performing or unable to perform its Obligations under the License Agreement "

             (ii) Evidence satisfactory to Fort Knox that Licensee has previously notified Producer of such Producer Default in writing;

             (iii) A written demand that the Deposit Materials be released and delivered to Licensee;

             (iv) A written undertaking from the Licensee that 1) the Deposit Materials being supplied to the Licensee will be used only as permitted under the terms of the License Agreement between On Track Innovations, owner of OTI America, and PC3 and 2) a confirmation that it will continue to pay royalties on licensed products and all derivative works produced from the escrow code to PC3 or its successor or benefactors; and a certified check for $10,000.00 payable to and delivered to PC3. The $10,000 fee is a non-refundable royalty advance to PC3 from OTI

             (v) Specific instructions from the Licensee for this delivery; and

             (vi) A check payable to Fort Knox in the amount of one hundred dollars ($100.00).

         (c) If the provisions of paragraph 3.1 (a) are satisfied, Fort Knox shall, within five (5) business days after receipt of the notification and check specified in paragraph 3.1 (a), deliver the Deposit Materials in accordance with the applicable instructions.

         (d) If the provisions of paragraph 3.1 (b) are met, Fort Knox shall, within five (5) business days after receipt of all the documents specified in paragraph 3.1 (b), send by certified mail to Producer a Photostat copy of all such documents. Producer shall have thirty (30) days from the date on which Producer receives such documents ("Objection Period") to notify Fort Knox of its objection ("Objection Notice") to the release of the Deposit Materials to Licensee and to request that the issue of Licensee's entitlement to a copy of the Deposit Materials be submitted to arbitration in accordance with the following provisions:

         (i) If Producer shall send an Objection Notice to Fort Knox during the Objection Period, the matter shall be submitted to, and settled by arbitration by, a single arbitrator chosen by the Tampa, Florida Regional Office of the American Arbitration Association in accordance with the rules of the American Arbitration Association. The arbitrator shall apply Florida law. At least one (1) arbitrator shall be reasonably familiar with the computer software industry. The decision of the arbitrator shall be binding and conclusive on all parties involved, and judgment upon his decision may be entered in a court of competent jurisdiction. All costs of the arbitration incurred by Fort Knox, including reasonable attorneys' fees and costs, shall be paid by the party which does not prevail in the arbitration; provided, however, if the arbitration is settled prior to a decision by the arbitrator, the Producer and Licensee shall each pay 50% of all such costs.

         (ii) Producer may, at any time prior to the commencement of arbitration proceedings, notify Fort Knox that Producer has withdrawn the Objection Notice. Upon receipt of any such notice from Producer, Fort Knox shall reasonably promptly deliver the Deposit Materials to Licensee in accordance with the instructions specified in paragraph 3.1 (b)(v).

         (e) If, at the end of the Objection Period, Fort Knox has not received an Objection Notice from Producer, then Fort Knox shall reasonably promptly deliver the Deposit Materials to Licensee in accordance with the instructions specified in paragraph 3.1(b)(v). Both Producer and Licensee agree that Fort Knox shall not be required to deliver such Deposit Materials until all such fees then due Fort Knox have been paid.

         3.2 Delivery by Fort Knox to Producer. Fort Knox shall release and deliver the Deposit Materials to Producer upon termination of this Agreement in accordance with paragraph 5.2 hereof.

         4. General Provisions.

         4.1. Indemnity. Producer and Licensee shall, jointly and severally, indemnify and hold harmless Fort Knox and each of its directors, officers, agents, employees and stockholders ("Fort Knox Indemnities") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs, that may be asserted against any Fort Knox Indemnity in connection with this Agreement or the performance of Fort Knox or any Fort Knox Indemnity hereunder.

         4.2. Disputes and Interpleader. Fort Knox may submit any matter in an interpleader or similar action other than a matter submitted to arbitration after Fort Knox's receipt of an Objection Notice under Section 3 and the parties under this Agreement submit the matter to such arbitration as described in
Section 3 of this Agreement. Any and all costs incurred by Fort Knox in connection therewith, including reasonable attorneys' fees and costs, shall be borne 50% by each of Producer and Licensee.

         4.3 Submission to Court Orders. Fort Knox shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

         5. Term and Renewal.

         5.1 Term of Agreement. The initial term of this Agreement shall be two
(2) years, commencing on the date hereof (the "Initial Term"). This Agreement shall be automatically extended for an additional term of one year ("Additional Term") at the end of the Initial Term and at the end of each Additional Term hereunder unless, on or before ninety (90) days prior to the end of the Initial Term or an Additional Term, as the case may be, any party notifies the other parties that it wishes to terminate the Agreement at the end of such term. At such time of termination, all fees due under this Agreement to Fort Knox must be paid prior to termination.

         5.2 Termination of Agreement. In the event of termination of this Agreement in accordance with paragraph 5.1 hereof, Licensee shall pay all fees due Fort Knox and shall promptly notify Producer that this Agreement has been terminated and that Fort Knox shall return to Producer all copies of the Deposit Materials then in its possession.

         5.3. Fees. Producer and Licensee shall pay to Fort Knox the applicable fees in accordance with Exhibit A as compensation for Fort Knox's services under this Agreement. The first years fees are due upon receipt of the signed contract or Deposit Materials, whichever comes first and shall be paid in U.S. Dollars.

         5.4 Payment. Fort Knox shall issue an invoice to Licensee following execution of this Agreement ("Initial Invoice"), on the commencement of any Additional Term hereunder, and in connection with the performance of any additional services hereunder. Payment is due upon receipt of invoice, irrespective of when the Deposit Materials are received. All fees and charges are exclusive of, and Licensee is responsible for the payment of, all sales, use and like taxes. Fort Knox shall have no obligations under this Agreement until the Initial Invoice has been paid in full by Licensee.

         5.5 Nonpayment. In the event of non-payment of any fees or charges invoiced by Fort Knox, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to the Licensee and, in such an event, the Licensee shall have the right to pay the unpaid fee within ten (10) days after receipt of notice from Fort Knox. If Licensee fails to pay in full all fees due during such ten (10) day period, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to Producer and, in such event, Producer shall have the right to pay the unpaid fee within ten (10) days of receipt of such notice from Fort Knox. Upon payment of the unpaid fee by either the Producer or Licensee, as the case may be, this Agreement shall continue in full force and effect until the end of the applicable term. Failure to pay the unpaid fee under this paragraph 8(b) by both Producer and Licensee shall result in termination of this Agreement.

         5.6. Ownership of Deposit Materials. The parties recognize and acknowledge that ownership of the Deposit Materials shall remain with Producer at all times.

         5.7. Available Verification Services. Upon receipt of a written request from Licensee, Fort Knox and Licensee may enter into a separate agreement pursuant to which Fort Knox will agree, upon certain terms and conditions, to inspect the Deposit Materials for the purpose of verifying its relevance, completeness, currency, accuracy and functionality ("Technical Verification Agreement"). Upon written request from Producer, Fort Knox will issue to Producer a copy of any written technical verification report rendered in connection with such engagement. If Fort Knox and Licensee enter into such Technical Verification Agreement, Producer shall reasonably cooperate with Fort Knox by providing its facilities, computer systems, and technical and support personnel for technical verification whenever reasonably necessary. If requested by Licensee, Producer shall permit one employee of Licensee to be present at Producer's facility during any such verification of the Deposit Materials.

         5.8. Bankruptcy. Producer and Licensee acknowledge that this Agreement is an "agreement supplementary to" the License Agreement as provided in Section 365 (n) of Title 11, United States Code (the "Bankruptcy Code"). Producer acknowledges that if Producer as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code rejects the License Agreement or this Agreement, Licensee may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365 (n) of the Bankruptcy Code. Upon written request of Licensee to Producer or the Bankruptcy Trustee, Producer or such Bankruptcy Trustee shall not interfere with the rights of Licensee as provided in the License Agreement and this Agreement, including the right to obtain the Deposit Material from Fort Knox.

         5.9 Remedies. Except for intentional misrepresentation, gross negligence or intentional misconduct, Fort Knox shall not be liable to Producer or to Licensee for any act, or failure to act, by Fort Knox in connection with this Agreement. Any liability of Fort Knox regardless of the cause shall be limited to the fees exchanged under this Agreement. Fort Knox will not be liable for special, indirect, incidental or consequential damages hereunder.

         5.10 Natural Degeneration; Updated Version. In addition, the parties acknowledge that as a result of the passage of time alone, the Deposit Materials are susceptible to loss of quality ("Natural Degeneration"). It is further acknowledged that Fort Knox shall have no liability or responsibility to any person or entity for any Natural Degeneration. For the purpose of reducing the risk of Natural Degeneration, Producer shall deliver to Fort Knox a new copy of the Deposit Materials at least once every three years.

         5.11 Permitted Reliance and Abstention. Fort Knox may rely and shall be fully protected in acting or refraining from acting upon any notice or other document believed by Fort Knox in good faith to be genuine and to have been signed or presented by the proper person or entity. Fort Knox shall have no duties or responsibilities except those expressly set forth herein.

         5.12 Independent Contractor. Fort Knox is an independent contractor, and is not an employee or agent of either the Producer or Licensee.

         5.13 Amendments. This Agreement shall not be modified or amended except by another agreement in writing executed by the parties hereto.

         5.14 Entire Agreement. This Agreement, including all exhibits hereto, supersedes all prior discussions, understandings and agreements between the parties with respect to the matters contained herein, and constitutes the entire agreement between the parties with respect to the matters contemplated herein. All exhibits attached hereto are by this reference made a part of this Agreement and are incorporated herein.

         5.15 Counterparts; Governing Law. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

         5.16 Confidentiality. Fort Knox will hold and release the Deposit Materials only in accordance with the terms and conditions hereof, and will maintain the confidentiality of the Deposit Materials.

         5.17 Notices. All notices, requests, demands or other communications required or permitted to be given or made under this Agreement shall be in writing and shall be delivered by hand or by commercial overnight delivery service which provides for evidence of receipt, or mailed by certified mail, return receipt requested, postage prepaid. If delivered personally or by commercial overnight delivery service, the date on which the notice, request, instruction or document is delivered shall be the date on which delivery is deemed to be made, and if delivered by mail, the date on which such notice, request, instruction or document is received shall be the date on which delivery is deemed to be made. Any party may change its address for the purpose of this Agreement by notice in writing to the other parties as provided herein.

         5.18 Survival. Paragraphs 4.1, 4.2, 4.3, 5.3, 5.4, 5.5, 5.6 and 5.8
shall survive any termination of this Agreement.

         5.19 No Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or single or partial exercise of any right, power or remedy by any party will preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

IN WITNESS WHEREOF each of the parties has caused it's duly authorized officer to execute this Agreement as of the date and year first above written.

By          _______________________________
Print Name  _______________________________
Date        _______________________________

Fort Knox Escrow Services, Inc.
2100 Norcross Parkway, Suite 150                           Phone: 1-800-875-5669
Norcorss, GA 30071                                         Fax:   1-770-239-9201
Attn: Contracts Administrator

By          _______________________________
Print Name  _______________________________
Date        _______________________________

Producer
Personal Cipher Card Corp(Pc3)                             FedID: 59 3342641
3211 Bonybrook Dr. N.                                      Ph:    941-644-5026
Lakeland, FL, 33811                                        Fax    941-644-1933

By          /s/ Kippert R. Wheeler
Print Name  Kippert R. Wheeler/President
Date        March 22, 1999

Licensee
OTI America Inc.                                           FedID: 13-4014031
4988 Great America Pwy                                     Ph:    408-919-5525
Santa Clara, CA 95054                                      Fax:   408-919-1421

By          /s/ Ohad Bashan
Print Name  Ohad Bashan / President
Date        March 16, 1999

                                    EXHIBIT A

                                  FEE SCHEDULE

Fees to be paid by Licensee shall be as follows:

To Producer
         For preparation of agreement and materials         $ 5,000
         due upon signing of agreement

To Fort Knox
         Initialization fee (one time only)                 $ 850
         ($ 765 for current clients)
         Annual maintenance fee
         C includes two Deposit Material updates            $ 900/product
         C includes one cubic foot of storage space         (foreign $1000)
         International (outside of U.S) - $ 1000/product
         Additional Updates                                 $ 150
                                                            (above two per year)
         Additional Storage Space                           $ 150/cubic foot

Payable by Licensee or Producer:

         Due Upon Licensee's or Producers
         Request for Release of Deposit Materials           $100 for initial
                                                            2 hrs

                                                            $50/hour for
                                                            additional hours


A ten percent discount is credited towards thc initialization fee for current Fort Knox clients. Fees due upon receipt of signed contracts or Deposit Material, whichever comes fist any shall be paid in U.S. Dollars. The renewal date for this Agreement will occur on the anniversary of the first invoice. Thereafter fees shall be subject to their current pricing, provided that such prces shall no increase by more than 10% per year.

                                   EXHIBIT B

BI.      Product Name:            Assembler
Version #:                      rel 1988

Prepared and Confirmed by: Kippert R. Wheeler / President
Date: Feb. 16, 1999

Signature:

Type of deposit:
 _X_ Initial Deposit
 ___ Update Deposit to replace current deposits
 ___ 0ther (please describe)

Items Deposited:
----------------
Quantity     Media Type               Description of Material
       1     CD ROM \ Assm            Files Listed below

LINK     EXE        136,488      0-04-86             3:30p LINK.EXE
ET       EXE         34,784      01-13-87            3:37p ET.EXE
AS5      EXE         17,910      a2-26-88            12:53p AS5 EXE
X6805    EXE        106,700      02-05-86            10:42a x6805.EXE
            4 file(s)          295.782 bytes

B2. Product Name: PClxT5
Version b: rel SEF

Prepared and Confirmed by: Kippert R. Wheeler /President
Date: Feb. 16. 1999
Signature:
Type of deposit

_X_ Initial Deposit
___ Update Deposit to replace current deposits
___ Other (please describe)


Items Deposited:
----------------
Quantity        Media Type             Description of Material
       1        CD ROM \ PCIxT5        Files Listed below
T51K     BAT - assembles mask

PCDES       TXT      31,716    05-07-95   5:15p   PCDES.TXT
PCISO       TXT       6,117    05-07-95   7:24p   PCISO TXT
PRINTSWS    TXT         265    05-01-95   6:11p   PRINTSWS.TXT
PURSE2      TXT      15,581    05-07-95   4:02p   PURSE2.TXT
RFIO        TXT       8,575    C4-25-95  12:23p   RFIO.TXT
RFI02       TXT       9,640    05-10-95   4:30p   RFI02.TXT
SCOS5       TXT      54,265    05-11-95   2:25p   SCOSS.TXT
T51K        BAT         452    05-08-95  11:02a   T5IK.BAT
T5lK        S19      16,918    05-11-95   2:27p   T5IK.S19
T51X        TXT      10,561    05-09-95  10:55a   T5lK.TXT
TESTEE2     TXT         660    03-18-95   S:03p   TESTEE2.TXT
TMEE        TXT       5,701    05-07-96   6:59p   TXEE.TXT
TMIO        TXT      11,604    05-08-95  10:4Ba   TMTO.TXT

             13 file(s)        172,055  bytes

B3. Product Name:  PC2xT5
Version #:         rel SEH

Prepared and Confirmed by: Kippert Wheeler/President
Date: Feb. 16, 1999
Signature:
Type of deposit:

_X_ Is1inal Deposit
___ Updated Deposit to replace current deposit;
___ Other (please describe)

Items Deposited:
----------------
Quantity          Media Type             Description of Material
       1          CD ROM\PC2xT5          Files Listed below


PC2XT5            BAT - assembles mask.
PC2XRFEE:         BAT, PC2XRFLK BAT _ assembles links to RF routines in EE.
PC2XPRE.X         BAT - assembles EE purse fix to verify t-opr

LISTOFF           TXT            19         03-22-97    7:05p   LISTOFF.TXT
PC2XPREX          E3AT          296         03-23-97    7:56a   PC2XPRFX.BAT
PC2XPRE~X         LST         4,119         03-24-97    4:12p   PC2XPRFX LST
PC2XPRE           ~S19          280         03-24-97   11:27a   PC2XPRFX.S19
PC2XPREX          TX:        1, 705         03-24-97   11:25a   PC2XPRFX ~XT
PC2XEIFEE         BAT           351         03-23-97    7:57a   PC2XRFEE BAT
PC2XRE.EE         LST        23,447         03-24-97   11:46a   PC2XREEE.LST
PC2XREEE          TXT        19,702         03-23-97    1:5lp   PC2XRFEE TXT
PC2XRFEX          S19         1,769         03-24-97   11:47a   EC2XRFEX.S19
PC2XRFIK          BAT           313         03-23-91    8:34a   PC2XRELK.BAT
PC2XRE~K          LST        6, 558         03-24-97    4:12p   PC2XRFLK.LST
PC2XRE~K          S19           464         03-24-97   11:46a   PC2XRFLK.S19
PC2XPEIR          TXT         2,807         03-24-97   11:44a   PC2XRFLK.IXT
PC2XTS            ASM       l53,605         10-18-96   12:06p   PC2XT5.asm
PC2:CT5           BAT           365         07-21-96    3:37p   PC2XT5.BAT
PC2XT5            LST       349,622         10-19-96   12:06p   EC2XT5.LST
PC2XTS            51Q        l8,376         10-18-96   12:06p   PC2XT5.Sl9
PC2XT5            TXT         9,876         11-01-96   10:14a   PC2XT5.TXT
PCDESP            TXI       31, 826         07-21-96    3:37p   PCDESP.TXT
PCISOP            TXT         5,477         07-21-96    3:36p   PCISOP.TXT
VURSEP            TXT        16,627         07-21-96    3:35p   PURSEP.TXT
RE.IO2            TXT         9,714         11-01-96   10:53a   RFIO2.TXT
scos5E            TXT        63,036         10-18-96   12:06p   SCOS5P.TXT
TLSTEE2P          TXT         1,490         07-24-96   11:45a   TESTEE2P.TXT
TMEEF             TXT         5,513         07-21-96    3:35p   TMEEP.TXT
TMIC)             TXT        11,609         07-21-96    4:32p   TMIO.TXT

            26 file(s)                  729,959 bytes

B4. Product Name:  PC4xTS
Version #:         rel SEI

Prepared and Confirmed by: Kippert R. Wheeler/President
Date: Feb. 16,1999
Signature: Type of deposit:
 _X_ Initial Deposit
___ Update Deposit to replace current deposits
___ Other (please deposits)

Items Deposited:
----------------
Quantity           Media Type             Description of Manual
1                  CD ROM/PC4xT5          Files Listed below

PC4XT5 BAT - assembles mask
PC4XP3BAT - assembles purse patch with links to RF routines in EE
PC4XRF2. BAT- assembles RF routines in EE

PC4XP3          BAT          359          08-31-98    3:22p    PC4XP3.BAT
PC4X23          LST      428,653          01-06-99    6:28p    PC4XF3.LST
PC4XP3          S19        4,294          01-06-99    6:31p    PC4XP3.S19
PC4XP3          TXT       28,491          01-06-99    6:28p    PC4XP3.TXT
PC4XRF2         BAT          363          08-31-98    3:22p    PC4XRF2.BAT
PC4XRF2         LST       24,363          01-06-99    6:3lp    PC4XRF2.LST
PC4XRF2         S19        5,607          01-06-99    6:31p    PC4XRF2.S19
PC4XRF2         TXI       10,998          01-06-99    3:l5p    PC4XRF2.TXT
PC4XT5          ASM      159,693          03-23-97    8:31a    pc4xt5.asm
PC4XT5          BAT          462          02-11-97    7:55a    PC4XT5.BAT
PC4XT5          LST      363,838          03-23-97    8:31a    PC4XT5.LST
PC4XT5          S19       19,662          03-23-97    8:31a    PC4XT5.S19
PC4XT5          TXT      10, 612          02-11-97    7:28a    PC4XT5.TXT
PCDESP          TXT       31,826          07-21-96    3:37p    PCDESP.TXT
PCISOP          TXT        6,590          02-15-97    2:55p    PCISOP.TXT
PURSEPP         TXT       20,489          03-21-97    5:llp    PURSEPP.IXT
RFIO2           TXT        9,714          11-01-96   10:53a    RFIO2.TXT
SCOS5PP         TXT       62,062          03-21-97    4:42p    SCOS5PP.TXT
TESTEE2P        TXT        1,490          07-24-96   11:45a    TESTEE2P.TXT
TMEEP1          TXT       6, 837          03-23-97   11:21a    TMEEP1.TXT
TMIO            TXT       11,609          07-21-96    4:32p    TMIO.TXT

                  21 file(s)                          1,208,012 bytes

B5. Product Name:  PC1xT5a
Version #:   rel SEJ

Prepared and Confirmed by: Kippen R. Wheeler / President

Date: Feb.16,l999
Signature:
Type of deposit:
_ X_ Initial Deposit
____ Update Deposit to replace current deposit
____ Other (please describe)

Items Deposited:
----------------
Quantity          Media Type               Description of Material
       1          CD ROMDPClxT5a           Files listed below

PC1XT5 BAT-assembles mask

PC1XT5    ASM      155,646           01-07-99   3:16p   pclxt5.asm
PC1XT5    BAT          332           10-17-98   9:13a   PC1XT5.BAT
PC1XT5    LST      351,670           01-07-99   3:16p   PC1XT5.LST
PClXT5    S19       16,518           01-07-99   3:16p   PC1XT5.S19
PC1XT5    TXT       10,277           11-22-98  11:12a   PClXT5.TXT
PCDES3    TXT       34,731           09-22-98   4:15p   PCDES3.TXT
PCISO1A   TXT        6,373           10-24-98  12:29a   PCISO1A.TXT
PRINTSWS  TXT          265           10-13-98   1:37p   PRINTSWS.TXT
PURSE1A   TXT       17,045           10-24-98   3:14p   PORSE1A.TXT
RFIOlA    TXT       10,636           11-10-98   6:07p   rfiola.txt
SCOS51A   TXT       54,037           01-07-99   3:16p   SCOS51A.TXT
TMEE1A    TXI        7,802           01-01-99   2:52p   TMEE1A.IXT
TMlO1A    TXT       14,479           11-22-99  12:31p   TMIO1A TXT

          13 file(s)                 680,211 bytes